UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      January 10, 2012

BENIHANA INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:      (305) 593-0770

None

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to Vote of Security Holders.

On January 10, 2012, Benihana Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders. The stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected:

Election of Directors:	FOR	WITHHOLD
J. Ronald Castell	13,164,463	1,238,283
Michael S. Kaufman	14,067,171	335,625
Richard T. Snead	14,171,646	231,150

2. The proposal to approve, on an advisory basis, the Company’s executive compensation was approved based on the following votes:

FOR	AGAINST	ABSTAIN
11,599,473	343,835	2,459,488

3. The vote, on an advisory basis, on the frequency of future advisory votes on executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
7,132,035	95,994	6,691,963	489,404

4. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal year 2012 was approved based upon the following votes:

FOR	AGAINST	ABSTAIN
16,228,489	574,800	19,454

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: January 13, 2012	By: /s/ J. David Flanery
J. David Flanery
Chief Financial Officer